UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2014

    TNI BIOTECH, INC.

(Exact name of registrant as specified in its charter)

Florida	000-54933	59-3226705
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

618 East South Street, Suite 500 Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 613-8802

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On May 1, 2014, TNI Biotech, Inc. (the “Company”) issued a press release announcing the approval by its board of directors to spin-off its wholly-owned subsidiary, Cytocom, Inc.  A copy of the press release is attached hereto as Exhibit 99.1.

On May 6, 2014, the Company issued a press release announcing regulatory approval of the marketing and sale of its proprietary drug, Low Dose Naltrexone (“LDN”) in Malawi. LDN obtained approval on April 16, 2014 from the Malawi Pharmacy, Medicines and Poisons Board, the drug regulatory authority of the government of Malawi. A copy of the press release is attached hereto as Exhibit 99.2.

ITEM 9.01.              Financial Statements and Exhibits.

(c)           Exhibits

99.1	Press Release, dated May 1, 2014.

99.2	Press Release, dated May 6, 2014

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 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNI BIOTECH, INC.

Dated: May 6, 2014	By:	/s/ Noreen Griffin
Name: Noreen Griffin
Title: Chief Executive Officer

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